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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2004

                       TRANSACT TECHNOLOGIES INCORPORATED

             (Exact name of registrant as specified in its charter)


         Delaware                        0-21121                 06-1456680
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
     of incorporation)                                       identification no.)

7 Laser Lane, Wallingford, CT                                           06492
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:               (203) 269-1198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule
            or Standard; Transfer of Listing.

On September 20, 2004, TransAct Technologies Incorporated issued a press release announcing its common stock would trade on the NASDAQ National Market effective September 21, 2004 The Company's common stock previously traded on the NASDAQ Small Cap Market. The Company's trading symbol will remain "TACT". A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits.

(c)    Exhibits:

Exhibit         Description
-------         -----------
99.1            Press Release dated September 20, 2004 of TransAct Technologies
                Incorporated


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TRANSACT TECHNOLOGIES INCORPORATED


By: /s/ Steven A. DeMartino
----------------------------
Steven A. DeMartino
Executive Vice President and
Chief Financial Officer


Date: September 20, 2004


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                                  EXHIBIT LIST

The following exhibit is filed herewith.

Exhibit         Description
-------         -----------
99.1            Press Release dated September 20, 2004 issued by TransAct
                Technologies Incorporated


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